UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2010

Toreador Resources Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-02517	75-0991164
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

c/o Toreador Holding SAS 9 rue Scribe Paris, France (Address of principal executive offices)	75009 (Zip code)

33 1 47 03 34 24
(Registrant’s telephone number including area code)

13760 Noel Road, Suite 1100
Dallas, Texas 75240
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2010, Toreador Resources Corporation (the “Company”) issued a press release announcing the results of a formal external audit of its oil reserves estimates in France and provided an operations update on the La Garenne conventional exploration well.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

2009 Reserves

The information relating to the results of the Company’s formal audit, contained in the letter entitled “United States Securities and Exchange Commission Compliant Reserves for Certain of Toreador’s French Oil Producing Assets as at 31st December, 2009” of Gaffney, Cline & Associates Ltd, dated January 29, 2010, is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Strategic Partner Process Update

In November 2009, the Company’s Board of Directors retained RBC Capital Markets to assist the Board’s Strategic Committee in the review of various strategic alternatives.  The approach the Company is principally focused on is identifying a potential partner to assist it, through a farm-out agreement or other means, in exploiting its shale oil acreage in the Paris Basin.  The Company’s current priority is to execute a proof of concept program by drilling, completing and testing three pilot wells in the second half of 2010, subject to approval of drilling by the French government, for which the Company intends to submit an application in the first quarter of 2010.  To the extent the Company is able to identify and reach agreement with a partner, it believes that this process could be completed during the first half of 2010, with development intended to begin thereafter.  There can be no assurance that the Company will be successful in obtaining a partner or achieving an alternative solution to proving the concept.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Title

23.1	Consent of Gaffney, Cline & Associates Ltd

99.1	Press Release of Toreador Resources Corporation dated February 1, 2010

99.2

United States Securities and Exchange Commission Compliant Reserves for Certain of Toreador’s French Oil Producing Assets as at 31st December, 2009, of Gaffney, Cline & Associates Ltd, dated January 29, 2010

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

By:	/s/ Craig McKenzie
Craig McKenzie
Chief Executive Officer

Date:  February 3, 2010

EXHIBIT INDEX

Number	Title

23.1	Consent of Gaffney, Cline & Associates Ltd

99.1	Press Release of Toreador Resources Corporation dated February 1, 2010

99.2

United States Securities and Exchange Commission Compliant Reserves for Certain of Toreador’s French Oil Producing Assets as at 31st December, 2009, of Gaffney, Cline & Associates Ltd, dated January 29, 2010